COMMERCIAL LEASE

     This Lease made and entered into on this ____ day of _________________, 1999, by and between H.N.S. PROPERTIES, LTD., its successors and/or assigns, whose address is P.O. Box 1617, Stuart, FL 34995, hereinafter referred to as "Landlord," and TRILOGY INTERNATIONAL, INC., whose address is 520 S. Dixie Highway, Stuart, FL 34994, hereinafter referred to as "Tenant";

                                   WITNESSETH

     1. PREMISES: In consideration of the rents to be paid by Tenant hereunder and the terms, covenants, conditions and agreements as herein set forth, Landlord hereby leases unto Tenant and Tenant hereby leases from Landlord the space, facilities and improvements (hereinafter referred to as the "Premises") known as and described herein as:

         520 S. Dixie Highway
         Suites C, D, E & F
         Stuart, Florida
         consisting of approx. 4,650 sq. ft.

     2. OCCUPANCY OF PREMISES: The premises shall be available for occupancy approximately on or before September 1, 1999; provided the premises have received a Certificate of Occupancy. If a Certificate of Occupancy is obtained after September 1, 1999, the Lease shall commence thirty (30) days after receipt of the Certificate of Occupancy.

     The Tenant shall have access to the let premises for a period of 30 days after a Certificate of Occupancy has been obtained, at no charge, in order for the Tenant to complete Tenant's work in the way of installing telephones, furniture and conducting other activities in order to be open for business.

     3. COMMENCEMENT AND TERM OF LEASE: The term of this Lease shall be for a period of five (5) years, commencing on or about September 1, 1999, (the "Commencement Date") and continuing from said date until August 31, 2004, unless extended per paragraph 2 above due to potential delay in obtaining a Certificate of Occupancy.

     4. OPTIONS TO EXTEND TERM: The Landlord hereby grants to the Tenant the right to renew this Lease for one additional five- year option. If the option to renew is exercised, an increase in the rent shall be assessed at the rate of an increase of three percent (3%) per year, minimum, with a 4% maximum per year, based upon the C.P.I, as calculated in paragraph 7 infra. The first option year shall be calculated using the base rent for the last year of the initial five-year term of this Lease, and increased accordingly. The option right shall be conditioned upon the Tenant's satisfying all the following conditions:

          (a) The option(s) for renewal and election for a five-year extension, must be exercised with written notice of that intention delivered to Landlord not less than 120 days prior to the expiration of the initial lease term.

          (b) The option(s) to renew granted herein is only exercisable in the event that the Tenant is not in default of the Lease or in the performance of any of the terms and conditions of this Lease at the time of exercise of the option and at the commencement date of the option term.

          (c) If the option to renew is exercised, all of the conditions in the Lease shall remain the same, with the following exception:

                  The Base Rent shall be increased and adjusted to the monthly Base Rent payable according to the escalation provisions of Paragraph 4 above, which revised Base Rent shall increase annually thereafter according to the percentage increase clause as provided in Paragraph 4 above.

     5. BASE RENT: Tenant agrees to pay to Landlord as Base Rent for the Premises the sum of $4,650.00, per month, plus any applicable sales tax thereon (as such tax as may change from time to time), payable in advance without demand, notice or set off, on the first day of each and every month. If the rent is not paid by the 10th day of any month, the Landlord may collect a "late charge" equal to one and one-half percent (1.5%) of any monthly payment which is not paid within said 10-day period of the due date thereof, to cover the extra expenses involved in handling delinquent payments, provided that collection of said "late charge" shall not be deemed a waiver by the Landlord of any of its rights under this Lease. The Tenant shall be in default if a rent payment has not been received within 30 days of its due date, and the full amount of the base rent for the balance of the lease term shall become due, owing and payable at once in the event of a default.

     Total Base Rent payable for the full initial term of this Lease shall be $279,000.00, plus escalations in such Base Rent due according to the provisions of Paragraph 7 below, plus any applicable sales tax as such sales tax may change from time to time payable in monthly installments as set forth herein. The amount of $10,575.47 is being paid upon execution of this Lease to be applied to the first month's rent and last month's rent.

     All payments of rent shall be made payable to H.N.S. PROPERTIES, LTD., at Post Office Box 1617, Stuart, FL 34995, or to such other person or corporation or such other place as shall be designated by Landlord in writing.

     6. SECURITY DEPOSIT: Tenant shall deposit with Landlord a Security Deposit in the amount of $4,975.50, which includes sales tax, as a security deposit to be applied toward any damages that may occur to the Premises as a result of any act of the Tenant, its employees, visitors, invitees, licensees or agents which is in violation of any of the terms and conditions of this Lease or toward any default in rent payments. If this Lease is not in default thirty (30) days after the expiration of this Lease, the balance of the security funds, less the amount actually applied toward damages or funds payable to Landlord, shall be returned to the Tenant. The deposit shall be forfeited by Tenant upon default in any of the terms, payments, or conditions of this Lease.

     7. ANNUAL ESCALATION IN BASE RENT: This Lease is for a term of five years, with one (1) five-year option. The Base Rent provided for above which the Tenant shall pay for each succeeding one (1) year period [beginning on the anniversary date after the commencement date of the Lease] or part thereof shall be increased by a minimum of three percent (3%) per year for years two, three, four and five of the lease term. (Sales tax is due in addition to and with all lease payments.) If the C.P.I. increases in excess of 3% for any yearly period, then in that event, the base rent shall increase up to a maximum of 4% for any yearly period, based on the C.P.I. In no event shall rent have less than a 3% increase, regardless of the C.P.I.

     The C.P.I. shall be based upon the percentage of increase in the "Revised Consumers Price Index" ("CPI") Cities (1982-84 = 100) published by the Bureau of Labor Statistics of the United States Department of Labor comparing the index for the first month of the term of this Lease with the index for the first month of the next succeeding one (1) year period.

     8. OFFSET: The Tenant hereby waives any and all right to offset or charge any amount owed to Tenant by Landlord against the Base Rent, Real Estate Tax or Common Area Maintenance Reimbursements, or any other monies due the Landlord by Tenant under this Lease.

     9. USE OF PREMISES: The Premises shall be used and occupied solely by the Tenant and Tenant's employees and for the purpose of professional office usage. The Premises shall specifically not be used for any illegal purpose or any purpose not in compliance with any statute or governmental regulation nor for any use prohibited herein.

     10. CONDITION OF PREMISES AND IMPROVEMENTS: Tenant shall take occupancy of the leased premises in "as is" condition, under the following terms and conditions:

          (a) Landlord shall maintain the structural soundness of the Premises, the outside walls and roof (except for conditions caused by or created by Tenant, its agent or its invitees) of the Premises and sub-surface of all parking areas, sidewalks and driveways, (but excluding resurfacing, the expenses for which shall be treated as a tenant expense as provided below). Tenant, at its expense, shall maintain and keep in good repair the inside of the Premises, including the plumbing, HVAC, electrical wiring, interior walls, partitions, doors, windows and floor coverings, and Tenant shall be responsible for all damage to glass, glass windows, and glass doors. Tenant, at its expense shall maintain and keep in good repair the heating, ventilating and air conditioning systems (as installed and made operable by Landlord), including wiring, duct work, and HVAC controls. Other than the Tenant Improvement to be installed by Tenant as provided for herein, Tenant shall not make any alterations in the Premises without prior written consent of the Landlord. Tenant shall not perform any acts or carry on any practice which may injure the Premises or be a nuisance or a menace. Tenant shall not perform any acts or carry on any practice which may injure the Premises or the Buildings. Tenant at all times shall also keep the Premises under its control, as well as the common areas surrounding Tenant's Premises, clean and free from rubbish and infestation caused by Tenant, Tenant's employees, Tenant's customers, or Tenant's invitees.

     Any and all structural repairs and/or improvements to the interior of the Tenant's Premises that presently exist within the Premises or as modified or newly installed by Landlord and all improvements including attached shelving, bookcases and credenzas and any carpeting shall become the property of the Landlord upon installation and shall remain the property of the Landlord upon termination of the Lease, and shall only be made or installed by Tenant after Landlord's written approval of such work and only after Tenant's compliance with all applicable rules, regulations, ordinances and appropriate licenses required thereof by any governmental or regulatory agency having jurisdiction over the Premises and the buildings comprising the Premises.

     All improvements made by the Tenant to the Premises which are so attached to the Premises that they cannot be removed without injury to the Premises, shall also become the property of the Landlord upon installation.

     At the termination of the Lease, Landlord shall have the right to ask Tenant to remove any property which may have been installed by Tenant and which may be deemed to be Landlord's property as stipulated herein. If so requested within 90 days of the termination date of the Lease (90 days before or 90 days after), Tenant shall remove all such property and be responsible for repairing all damage to the Premises caused by such removal. If Tenant does not remove such property within 30 days of such Notice (but no later than 15 days after the end of the Lease term), then Landlord may enter the Premises and remove such property and Tenant shall reimburse Landlord for the costs of such removal and the cost of any repairs needed which were caused by such removal. If Landlord elects to remove such property, Landlord may but shall not be obliged to store such property or dispose of such property as elected by Landlord in its sole discretion, all of this shall be done at Tenant's expense. Any costs or reimbursements due to Landlord from Tenant as may be owed by Tenant to Landlord hereunder shall be deemed additional rent due under the Lease.

          (b) Not later than the last day of the term of the Lease, the Tenant, at its expense, shall remove any of the Tenant's personal property which has not become the property of the Landlord and surrender the Premises in as good condition as they were at the beginning of the term of this Lease. Any such personal property not removed as hereinbefore directed, shall conclusively be deemed to have been abandoned and may be removed by the Landlord, and the Tenant shall reimburse the Landlord for the cost of such removal and any repairs caused by such removal, or Landlord may, at its option, have any such property stored at Tenant's risk and expense and either of such costs may be deducted from the Security Deposit, if any, or shall be paid by Tenant to Landlord as additional rent within ten (10) days of notice to Tenant.

     11. JANITORIAL SERVICE: Tenant is responsible for arranging, contracting for, and paying for all trash and garbage collection services required for Tenant's use or occupancy of the Premises with the City, County or private service entity. Tenant shall comply with all trash, rubbish and garbage removal and collection regulations as established from time to time by the local utility authority having jurisdiction over the Premises and Tenant's use thereof.

     12. ELECTRIC AND OTHER UTILITIES REQUIRED BY TENANT: All water, gas, electricity and any other utility services which Tenant may desire or require for its use shall be the sole responsibility of Tenant. Tenant shall determine if any utilities or extra capacities are required by Tenant prior to Tenant's execution of this Lease and the responsibilities for the hook-up, deposits (including reimbursement to Landlord or to a third party if such party has previously advanced the deposit for the use of such utilities within the Premises), and consumption for all such utilities shall be Tenant's obligation. Any default by Tenant in its obligations to the respective utility companies shall be a Default in this Lease.

     Landlord shall not be responsible or liable for and the Tenant shall indemnify and save Landlord harmless from any and all claims, liability and expenses in connection with the quality, quantity, or interruption of sewer, water, electric power, gas, telephone, heat, air conditioning or any other utility service or the repair and/or replacement thereof. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facility and that if Tenant desires to install any equipment which shall require additional utility facilities, then Tenant shall require the prior written approval of Landlord and if obtained, Tenant shall install such at Tenant's expense and in accordance with plans and specifications if required by Landlord (at Landlord's sole discretion).

     Tenant hereby acknowledges with Landlord that Tenant has or will obtain its own electrical meter for electric usage within Tenant's Premises including Tenant's exterior signage and Tenant shall cause such bills to be paid on a current basis, and any failure to so pay such bills to the electric company shall be a Default in this Lease.

     13. MAINTENANCE COSTS: Tenant shall pay 66% (on a monthly basis) of the following costs which are deemed to be common to the Premises, plus state or local taxes as required by law:

          (a) the cost of all trash and garbage collection services;

          (b) any impact fees, use fees or assessments levied against the Premises after a Certificate of Occupancy has been delivered (notwithstanding anything to the contrary set forth in this Lease, Tenant shall pay 66% of the cost of any such local governmental impact fee or use fee which is specifically imposed against or in regard to Tenant's specific operations);

          (c) the cost of standard supplies for lighting, fixtures, maintenance and repairs for all portions of the Building;

          (d)  the  maintenance  costs  for  all  sprinkler,   water  and  other
     mechanical systems;

          (e) window washing and other cleaning and refurbishing as frequently as necessary to maintain the building;

          (f) cleaning, resurfacing, and striping of the park area;

          (g) repair of all concrete walkways, curbs, parking bumpers, and exterior lighting facilities; (h) the cost of all sewer and water charges;

          (i) repair and replacement of exterior and repainting of the exterior portions of the Buildings, signage, and canopies;

          (j) replacement and maintenance of landscaping and normal preventive maintenance.

     As stated, Tenant's share of the maintenance costs shall be paid on a monthly basis, and will be adjusted annually by the Landlord.

     14. REAL ESTATE TAX AND INSURANCE STOPS: Landlord shall pay all real estate taxes affecting the Premises. Notwithstanding anything to the contrary contained herein, the Tenant shall reimburse Landlord each year for Tenant's Share of any real estate taxes assessed against the buildings and parking areas and/or insurance costs for the building and parking areas which exceed the real estate taxes and insurance costs incurred during the base year of this Lease, which is hereby defined as the calendar year of 1999. Upon receipt of the yearly tax bill and insurance statements, the Landlord will furnish copies of same to the Tenant, along with a bill for any adjustments owed to the Landlord by the Tenant. Tenant shall pay all taxes levied upon personal property in the Premises, including trade fixtures and inventory, payable within 10 days of receipt.

     The insurance costs referred to herein shall include the multi-risk, all peril, 100% replacement costs insurance as selected by Landlord in Landlord's sole discretion and at Landlord's discretion such lesser coverage as Landlord may choose which shall be applicable to all the buildings and grounds and shall include personal liability and property insurance as may be required or selected by Landlord for the use of any of the areas, walkways, parking areas, or any properties adjacent thereto as selected and determined in Landlords' sole discretion.

     15. LIABILITY INSURANCE: Tenant shall, at its own costs and expense, maintain in force continuously through the term of this Lease, public liability insurance covering the Premises with limits of not less than $500,000 for death or injury to one person; $1,000,000 for the death or injury to more than one person; and $100,000 for property damage, and shall furnish to Landlord a certificate of the insurer that such insurance is in full force and effect, as stated, and may not be canceled or amended with respect to Landlord without ten
(10) days' notice by certified mail to Landlord. In the event that Tenant's use of the Premises causes an increase in Landlord's insurance costs for the building, then Tenant shall pay the differential caused by Tenant's individual use and occupancy.

     16. EPA. In regard to the leased property to be occupied by Tenant, Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Landlord by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, by Tenant or caused by Tenant, discharge, emission, discharging or release from the premises of any Hazardous Substance (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs or any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so called federal, state or local "Superfund" "Superlien" law, statute, ordinance, code, rule, regulation, order or decree regulation, with respect to or imposing liability, including strict liability, substances or standards of conduct concerning any Hazardous Substance), regardless of whether within the control of Tenant.

     For purposes of this Contract, "Hazardous Substances" shall mean and include those elements or compounds which are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency (EPA) and the list of toxic pollutants designated by Congress or the EPA or defined by any other Federal, State or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance, or material as not or at any time hereunder in effect.

     If Landlord and/or Tenant receive any notice of (i) the happening of any material event involving the spill, release, leak, seepage, discharge or cleanup of any Hazardous Substance on the land or in connection with current or prior operations thereon or (ii) any complaint, order, citation or material notice with regard to air emissions, water discharges, or any other environmental, health or safety matters affecting Landlord (an "Environmental Complaint") from any person or entity (including without limitation the EPA) the parties shall immediately notify the other orally and in writing of said notice.

     Landlord shall have the right but not the obligation, and without limitation of Tenant's rights under this Lease, to enter onto the Property or to take such other actions as it deems necessary or advisable to cleanup, remove, resolve or minimize the impact of, or otherwise deal with, any such Hazardous Substance or Environmental Complaint following receipt of any notice from any person or entity (including without limitation the EPA) asserting the existence of any Hazardous Substance or any Environmental Complaint pertaining to the Property or any part thereof which, if true, could result in an order, suit or other action or which, in the sole opinion of Landlord, could jeopardize the Landlord. All reasonable costs and expenses incurred by Landlord in the exercise of any such rights shall be secured by this Lease, and shall be payable by Tenant upon demand, if caused or created by Tenant.

     The Tenant, prior to taking possession, shall have the right to have the property to be leased inspected by a certified environmental and groundwater auditing firm, and Tenant shall pay for the costs of a Preliminary Hazardous Wastes or "Phase I Audit."

     To the best of the Landlord's knowledge and belief at the outset of the Lease, the property has been audited by a professional environmental engineering firm, to wit, Ardamann & Assoc., who have provided evidence to the Landlord that the property at the commencement of the Lease, is free or pollution or hazardous substances.

     17. LIGHTING: All interior ceiling lighting fixtures shall be in their present "as is" condition as of the Commencement Date and shall be maintained (including replacements) by Tenant. The existing lighting fixtures and any new fixtures permanently affixed to the Premises shall become a part of the Premises and shall be left in the Premises at the expiration of this Lease. Tenant accepts the present night lighting in the parking areas as satisfactory to Tenant and its invitees, and Tenant shall pay its Proportionate Share of such costs for the exterior lighting as provided above.

     18. ASSIGNMENT/SUBLET: Notwithstanding any other provision of this Lease, this Lease shall only be assigned, mortgaged, or sublet in whole or in part by Tenant with the prior written consent of Landlord, which consent may be withheld by Landlord at Landlord's sole discretion. The Landlord's consent will not be unreasonably withheld if the sub-tenant provides appropriate guaranties and collateral, as in Landlord's discretion, and provides Landlord with adequate security.

     19. CONDEMNATION:

          (a) In the event that the whole of the Lease Premises shall be condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title in the condemnor. In the event that only a part of the Lease Premises shall be so condemned or taken, then, effective as of the date of such vesting of title, the rent hereunder for such part shall be equitably abated and this Lease shall continue as to such part not so taken.

          (b) In the event of any condemnation or taking hereinabove mentioned of all or part of the Leased Premises, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title, and interest of Tenant now or hereafter arising in or to any part thereof, and Tenant shall be entitled to receive no part of such award; provided, however, Tenant shall have the right, at its sole cost and expense, to assert a separate claim in any condemnation proceeding for its personal property and trade fixtures.

          (c) In the event of termination pursuant to subparagraphs (a) and (b) above, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that was the date hereinbefore set for the expiration of the term of this Lease, and the rents hereunder shall be apportioned as of such date.

     20. DEFAULT: In the event that the Tenant shall default in the payment of the rental as required by this Lease, or shall default in any of the terms and conditions hereof, such default shall be considered a material and significant breach of this Lease and shall, at the option of the Landlord, work as a forfeiture of this Lease or at the option of the Landlord, all sums payable hereunder shall become immediately due and payable, or Landlord may enforce the full and complete performance of all of the terms of this Lease in any manner provided by law, or equity, including but not limited to specific performance, or further, the Landlord may take such action as may be necessary to correct such default, all at the expense of the Tenant. In the event of any breach or default, in any of the terms and conditions of this Lease, the party causing such breach or default shall hold the other party harmless and shall pay all costs and expenses incurred in connection with the enforcement of the terms of this Lease, including but not limited to, attorneys' fees. Attorney's fees shall include any instance wherein it would be necessary to enforce the provisions of this Lease, whether suit be brought or not, including defense or prosecution of declaratory judgment.

     Any one of the following events shall be classified as a "Default" under the terms of this Lease:

          (a) if Tenant, or any guarantor of Tenant's obligations hereunder, shall make an assignment for the benefit of creditors or file a petition, in any state or federal court, in bankruptcy, reorganization, composition, or make an application in any such proceedings for the appointment of a trustee or receiver for all or any portion of its property;

          (b) if any petition shall be filed under state or federal law against Tenant, or any guarantor of Tenant's obligations hereunder, in any bankruptcy, reorganization, or insolvency proceedings, and said proceedings shall not be dismissed or vacated within thirty (30) days after such petition is filed;

          (c) if a receiver or trustee shall be appointed under state or federal law for Tenant, or any guarantor of Tenant's obligations hereunder, for all or any portion of the property of either of them, and such receivership or trusteeship shall not be set aside within thirty (30) days after such appointment;

          (d) if in the event the herein described Premises remain unoccupied and unattended or closed for business with Tenant's furniture and equipment still within the Premises, or are vacated with Tenant having removed a substantial portion of its fixtures for a period of thirty (30) consecutive calendar days, or are not used for the purpose for which they were rented, such shall constitute an event of default;

          (e) if the Tenant is a corporation, if any part or all of its stock representing effective voting control of Tenant, shall be transferred so as to result in a change in the present effective voting control of Tenant (but excluding inter-family transfers);

          (f) If Tenant fails to pay any monthly installments of its Base Rent, its share of Real Estate or Electric Expenses or any other payment or charge required under this Lease (a monetary Default) when same shall become due and payable and such failure continues for thirty (30) days after the due date thereof;

          (g) if Tenant shall fail to perform or observe any term, regulation, or condition of this Lease except those monetary defaults referred to in subparagraph (f) above, and such failure shall continue for twenty (20) days after written notice from Landlord [except that such twenty (20) day period shall be automatically extended for such additional period of time as is reasonably necessary to cure such default, if such default cannot be cured within such 20 day period and provided Tenant is in the process of diligently curing the same];

          (h) if Tenant shall be given three (3) notices of Default under subsection (f) or (g) above, notwithstanding any subsequent cure of the Default(s) the subject of such notices;

          (i) if any execution, levy, attachment or other legal process of law shall occur upon Tenant's goods, fixtures, or interests in the Premises; or

          (j) if Tenant shall assign or sublet all or a portion of the Premises without prior written consent of Landlord (voluntarily or by operation by Law).

     21. LANDLORD'S REMEDIES: Upon the happening of any one of any one or more of the aforementioned Defaults, Landlord shall have the exclusive right, in addition to any other rights and remedies provided herein, to (i) terminate this Lease by giving Tenant notice to end the term of this Lease at the expiration of seven (7) days after the date of such notice (referred to herein as "Landlord's Notice to Terminate"); or (ii) permit the Lease to remain in full force and effect (including Landlord's right to re-entry to mitigate losses as provided below).

     If all such Defaults shall not have been cured within said seven (7) days after Landlord's notice to Terminate (issued at Landlord's option), this Lease shall cease and expire, and Tenant shall immediately surrender the Premises to Landlord. Notwithstanding such termination, tenant's liability and obligation under all provisions of this Lease including the obligation to pay Base Rent, it share of expenses, and any and all other amounts due hereunder shall survive and continue.

     Upon the happening of any one or more of the aforementioned Defaults, Landlord shall have the option of not terminating this Lease and of exercising Landlord's right to re-enter the Premises immediately or thereafter without notice or resort to legal process, which Tenant hereby expressly waives, and in any event may dispossess the Tenant. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election to terminate this Lease unless Landlord delivers Tenant a written Notice of Termination.

     Should Landlord elect to re-enter or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may make such alterations and repairs as Landlord deems necessary in order to re-let the Premises or any portion thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rentals and upon such terms and conditions as Landlord, in its sole discretion, may deem advisable; and upon such re-letting, all rentals received by Landlord from such re-letting shall be applied, first, to the payment of any indebtedness other than rent due hereunder form Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including attorney's fees and costs of such alterations and repairs including architect fees, overhead, accounting fees, lease commissions, suppliers, laborers, etc.; third, to the payment of Base Rent or any other payments, due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rents as the same may become due and payable hereunder and any remaining positive balance shall be paid to Tenant. If such rentals received from such re-letting during any month is less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Landlord may recover from Tenant, immediately upon default by Tenant, all damages it may incur by reason of Tenant's default, including the cost of recovering the Premises, and reasonable attorney's fees, all of which amounts shall be immediately due and payable from Tenant to Landlord.

     22. ACCELERATION: In the event of any default by Tenant, as defined herein, Landlord shall have the option of declaring the entire unpaid Base Rent for the balance of the Lease at once due and payable, time being of the essence.

     23. LITIGATION: The parties waive trial by jury in any action or proceeding brought by either of the parties hereto on any matters arising out of or in any way connected with this Lease. If Landlord commences any proceedings for non-payment of Base Rent or any other amount as may be due Landlord, Tenant shall not interpose any counterclaim of whatever nature in any such proceedings. This shall not, however, be a waiver of Tenant's right to assert such claims in any separate action.

     24. REMOVAL OF TENANT'S PROPERTY: Should the Tenant not remedy a Default within the time periods provided above, the Landlord shall have the immediate right to enter and to remove all persons and property (person or other types) from the Premises and to store, at the expense and risk of the Tenant, any and all fixtures, inventory, property, and equipment within the Premises. Landlord shall not be liable for and the Tenant shall hold the Landlord harmless from and against, the cost for and damages to any and all such property or the removal thereof.

     25. LIEN OF LANDLORD: In addition to all rights or remedies of Landlord under this Lease and the law, including the right to a judicial foreclosure, Landlord shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Florida, and Tenant shall execute a UCC-1 Financing Statement simultaneously with Tenant's execution of this Lease. This security agreement and the security interest created by this Lease exist prior to a termination of this Lease and shall survive a termination of this Lease (if elected by Landlord). The Landlord shall have a first lien for the purpose of securing all obligations of Tenant hereunder, paramount to all others, on fixtures, inventory, equipment, furnishings or other personal property, whether or not permanently affixed to the improvements, with the exception of any purchase money security interest therein having priority pursuant to the requirements of Florida law, to satisfy said default, and the Landlord shall be authorized to repossess such personal property of Tenant previously on or within the Premises in order to satisfy arrears in rent or other monies due and delinquent hereunder. Upon Tenant's full compliance (including all required payments) with the terms of this Lease, upon termination of the Lease Landlord will execute a UCC-3 Termination Statement.

     26. CUMULATIVE REMEDIES AND INJUNCTIVE RELIEF: In action to any and all other remedies which the Landlord may have to cure a Default, the Landlord shall have injunctive relief for compelling performance hereunder or for restraining violation or attempted or threatened violation of any provision under this Lease. All remedies available to the Landlord are declared to be cumulative and concurrent. No termination of this Lease by reason of the Default of Tenant nor by taking or recovery of possession of the Premise following such Default, shall deprive Landlord of any of its remedies or actions against Tenant and Tenant shall remain liable for all past or future rent including all other charges and rent payable for the balance of the term hereof. The bringing of any action for rent or other Default shall not be construed as a waiver of the right to obtain possession of the Premises nor shall it be construed as a termination of the Lease unless Landlord specifically elects to terminate this Lease as provided hereunder by giving written notice thereof.

     27. RECORDING: This Lease shall not be filed for public record.

     28. RETURN OF DEPOSIT: If, for any reason whatsoever, the Landlord shall be unable to deliver the Premises in accordance with the provisions hereof, it is agreed that the Landlord's liability shall be limited to the return of the payment made by the Tenant on the signing hereof and upon the return of said sum, this Lease shall be null and void.

     29. ABATEMENT OF RENT: In the event the Premises are destroyed or damaged by fire, (other than that caused by storm damage as provided below) rain, wind, or other cause beyond the control of Tenant, the rent due hereunder shall abate during the period that the Premises are untenantable and the Landlord shall attempt to repair the Premises within a reasonable time. If the damage results from the fault of the Tenant or Tenant's agents, servants, visitors, or licensees, Tenant shall not be entitled to any abatement or reduction of rent.

     30. STORM DAMAGE: The Landlord will in no way be responsible to the Tenant for any damage to any property of the Tenant or of anyone holding or claiming by, under or through the Tenant, or for any injury to person in either case caused by windstorm, water, hurricane or by rain. Those risks are assumed by the Tenant and that status will be unchanged by any act or omission nor commission. The Landlord specifically does not agree to install storm shutters in the event of a storm warning. There shall be no reduction in rent as a result of damage caused by rain, water, storm or hurricane.

     31. HEIRS, SUCCESSOR, ASSIGNS, ETC.: This Lease, and each and every provision contained herein, shall bind and inure to the parties hereto and to their heirs, successors, executors, administrators, and permitted assigns. In the event Landlord and any successor owner of the Premises shall convey or otherwise dispose of the Premises and/or the building of which the Premises forms a part, all liabilities and obligations of the Landlord under this Lease shall terminate and shall be assumed by such new owner.

     32. LANDLORD'S RIGHT TO COLLECT RENT FROM ANY OCCUPANT: If (a) the Premises are sublet, underlet, or occupied by anyone other than the Tenant with the prior written consent of Landlord provided as required herein and the Tenant is in default hereunder, or (b) this Lease is assigned by Tenant after the prior written consent of Landlord as provided herein, then Landlord may collect rent from the assignee, under-tenant, sublessee, or occupant, and apply the net amount collected to the rent herein reserved; but no such collection shall be deemed a wavier of the covenant herein against assignment and underletting, or the acceptance of such assignee, under-tenant or occupant or sublessee as Tenant, or a release of the Tenant from further performance of the covenants herein contained -- the Tenant remaining primarily liable for all obligations under this Lease.

     33. LANDLORD'S RIGHT TO CURE TENANT'S BREACH: If Tenant breaches any covenant or condition of this Lease, Landlord may, on reasonable notice to Tenant (except that no notice need be given in case of emergency) cure such breach at the expense of the Tenant and the reasonable amount of all expenses, including attorney's fees, incurred by the Landlord in doing so (whether paid by Landlord or not), together with interest at the maximum rate from time to time permitted by law, shall be deemed additional rent payable on demand.

     34. MECHANIC'S LIEN: Tenant, within ten (10) days after notice from the Landlord, shall discharge any mechanic's lien for materials or labor claimed to have been furnished to the Premises on Tenant's behalf.

     35. NOTICES: Any notice by either party to the other shall be in writing and shall be deemed to have been duly given (whether or not actually received) only if sent by; (i) certified mail, return receipt requested, in a postpaid envelope addressed (a) if to Tenant to TRILOGY INTERNATIONAL, INC., c/o DENNIS BERRADI, at 520 S. Dixie Highway, Suite C, D, E & F, Stuart, Florida 34994, or
(ii) by Federal Express or other nationally-known overnight courier service to Tenant's address as set forth above; and (b) if to Landlord to H.N.S. PROPERTIES, LTD., Post Office Box 1617, Stuart, FL 34995, or at such other addresses as Tenant or Landlord, respectively, may designate in writing. Any notice by Landlord to Tenant shall also be deemed to have been duly given if personally delivered to Tenant at the Premises.

     36. LANDLORD'S RIGHT TO INSPECT AND REPAIR: Landlord may, but shall not be obligated to, enter the Premises at any reasonable time, on reasonable notice to Tenant (except that no notice need be given in case of emergency) for the purpose of inspection or the making of such repairs replacements and additions, in, to, on and/or about the Premises or the Building, as Landlord deems necessary or desirable. Tenant shall have no claim or cause of action against Landlord by reason thereof.

     37. SEPARABILITY: If any term of this Lease, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     38. INDEMNITY/AUTHORITY: Tenant hereby agrees to indemnify Landlord against and hold Landlord harmless from, any and all damages, liability, costs and expenses, including attorney's fees and disbursements, arising out of any injury or damage to person or property at the Premises or as a result, in whole or in part, of any action or failure to take action by Tenant, its servants, agents, employees, guests, licensees and contractors. In case Landlord shall be made a party to any litigation commenced by or against Tenant, Tenant shall protect and hold Landlord harmless and pay all costs and expenses and reasonable attorneys' fees at the trial and at the appellate levels. Tenant represents that the execution and delivery of this Lease has been authorized: by its Board of Directors; and/or by its owner or owners; and/or by the person or persons duly authorized to execute and delivery this Lease.

     39. QUIET ENJOYMENT/RIGHT TO SHOW PREMISES: Landlord covenants that if, and so long as, Tenant pays the Base Rent and Expense Reimbursement as set forth herein and performs the covenants thereof, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the term herein mentioned, subject to the provisions of this Lease; however, Landlord may show the Premises to prospective purchasers and mortgagees and, during the sixty (60) days prior to termination of this Lease, to prospective tenants, during business hours or thereafter on reasonable notice to Tenant.

     40. EASEMENTS, ENCUMBRANCES, AND RESTRICTIONS: This Lease is made by Landlord and accepted by Tenant subject to the following:

          (a) Right of Tenants, licensees, concessionaires, or occupants in possession.

          (b) Any state of facts that an accurate survey or inspection would show.

          (c) Any presently existing defect of title, easement, covenant, encumbrance, restriction, mortgage, or deed of trust, agreement, and lien affecting the site.

          (d) All zoning regulations affecting the buildings.

          (e) Restrictive covenants and party wall agreements of record.

          (f) Encroachments on any street or on adjacent property.

          (g) All ordinances, statutes, regulations, and any presently existing violations thereof, whether or not of record.

          (h) The existing condition and state or repair of the Buildings.

          (i) The non-exclusive and certain exclusive rights of other tenants to the parking spaces located at the site.

     41. ATTORNMENT: The Tenants shall, in the event any proceedings are brought for the foreclosure of, or in the event of, exercise of the power of sale under any mortgage made by the Landlord covering the Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided that Tenant's Lease shall not terminate if Tenant is in full compliance with all the terms of this Lease.

     42. ESTOPPEL: Tenant, shall, upon request by Landlord, execute and deliver to Landlord a written declaration in recordable form: (1) ratifying this Lease;
(2) expressing the commencement and termination dates thereof; (3) certifying that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writings as shall be stated); (4) that all conditions under this Lease to be performed by Landlord have been satisfied;
(5) that there are no defenses or offsets against the endorsement of this Lease by the Landlord; (6) the amount of advance rental, if any (or none if such is the case) paid by Tenant; (7) the date to which rental has been paid; and (8) the amount of security deposited with the Landlord. such declaration shall be executed and delivered by Tenant from time to time as may be requested by Landlord. Landlord's mortgagees, lenders and/or purchasers shall be entitled to rely upon the same. In addition to the above, the Tenant shall also execute any other estoppel letters or other instruments as may be required by Landlord and/or Landlord's mortgagees.

     43. END OF TERM: Upon the expiration of the term hereof, the Tenant shall quit and surrender the Premises to the Landlord in as good order, broom clean, and condition as the commencement date of this Lease, except for ordinary wear and tear and damage by fire or other casualties, or causes beyond the Tenant's control and Tenant shall, at its expense, remove all of that personal property which Tenant is permitted to remove pursuant to this Lease, all alterations to the Premises not wanted by Landlord, and repair all damage caused by such removal. Upon the termination of this Lease, Tenant shall execute and acknowledge a quitclaim deed to Tenant's interest in the Premises, in recordable form, in favor of the Landlord within ten (10) days after written notice and demand therefore by Landlord, and Tenant hereby appoints Landlord its attorney-in-fact, irrevocably to execute and deliver such quitclaim deed in the event Tenant does not respond to Landlord's request within 10 days. This power of attorney hereby granted shall be deemed to be coupled with an interest, and shall be irrevocable and survive the death of the undersigned.

     44. TIME OF ESSENCE: Time is of the essence of this Lease.

     45. HEADINGS OF PARAGRAPHS: The paragraph headings in this Lease are intended for convenience only and shall not be taken into consideration in any construction interpretation of this Lease or any of its provisions.

     46. COMPLETE AGREEMENT: This Lease contains the complete expression of all agreements between the parties hereto and there are no promises, representations or inducements except as herein set forth, and no change shall be made in any of the terms and conditions hereof unless made in writing by both parties.

     47. SUBORDINATION: The Tenant agrees that this Lease shall be subordinate to any mortgages now or hereinafter placed of record (including renewals, modifications and extensions thereof) now or hereafter in force against the land in buildings of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof and these provisions shall be self-operative and no further instrument of subordination shall be required. However, the Tenant, upon request of any party in interest, shall execute promptly such instrument or certificates to carry out the intent hereof as shall be required by the Landlord or Landlord's Mortgagee, and Landlord is hereby irrevocably appointed and authorized to execute such instruments as the true and lawful attorney-in-fact for Tenant and deliver such instrument for and in the name of the Tenant. This power of attorney hereby granted shall be deemed to be coupled with an interest, and shall be irrevocable and survive the death of the undersigned.

     48. IMPROVEMENTS: It is hereby agreed that the premises shall be delivered to the Tenant by the Landlord upon such time as the improvements per the attached Exhibit "A" have been completed. The improvements as per the attached Exhibit "A" shall be made in a diligent fashion by the Landlord, at Landlord's expense. In the event that the cost of improvements exceed the sum of $25.00 per square foot, the Tenant shall be responsible for any overage. The premises will be deemed complete upon issuance of a Certificate of Occupancy.

     As per paragraph 2 of this Lease, if the improvements are not completed by September 1, 1999, the Tenant agrees to commence the Lease Term at the issuance of a Certificate of Occupancy. At all times it is hereby agreed that in consideration of the Landlord making the improvements that the Tenant and the Personal Guarantors herein agree to honor the terms of this Lease, and towards that end it is hereby agreed that the first month's rent, last month's rent, security deposit and the personal guarantees as executed by the individuals may be retained by, and collected upon as damages by the Landlord in the event that the Tenant fails to take possession once the improvements are completed.

     The Tenant agrees to furnish the Landlord a complete and sufficient list of plans and specifications within 10 days of the execution of this Lease in order to allow the Landlord to finish same in a timely manner.

     Landlord will supply electrical and plumbing connections for Tenant's dishwasher and refrigerator Tenants shall be responsible for the cost of the appliances.

     49. MISCELLANEOUS:

          (a) Personal Guaranty: The Personal Guaranty of this Lease in the form attached hereto as Exhibit "B" shall be delivered to Landlord simultaneous with the execution of this Lease. Such guarantee shall apply to the first five years of the Lease Term and shall not exceed $50,000.00 in total. Once the Tenant reaches provable gross sales of $2,000,000.00+ per year, the Personal Guaranties shall be converted to a Corporate Guaranty.

          (b) It is hereby agreed that CAROL BERARDI and DENNIS BERARDI, each, jointly and severally, agree to personally guaranty $50,000.00 for the faithful performance of this Lease. Each party agrees that their respective spouses shall sign a Personal Guaranty also.

          (c) It is hereby agreed that the Landlord will be guaranteed five (5) parking spaces at the leased premises at all times during the pendency of this Lease.

          (d) It is hereby agreed that the Tenant shall be allowed a prorata share of signage on the existing monument sign located on the premises. All signage must have the Landlord's written consent, which consent shall not be unreasonably withheld, but all signage must be in good taste and in keeping with the architecture of the building. In addition to space on the existing monument sign, the Landlord will allow the Tenant to install signage above the doors of the Tenant's let space, together with signage on the doors themselves; again, all said signage must be approved, with the Landlord's written consent, and be in appropriate taste in keeping with the architectural style of the building.

          IN WITNESS WHEREOF, the parties have hereunder signed and sealed this Lease on the day, month and year first above shown and written.

Signed, Sealed and Delivered in the presence of:

                                                         H.N.S. PROPERTIES, LTD.

_____________________________                     By:___________________________
                                                     Its:

_____________________________       (corporate seal)

                                                     TRILOGY INTERNATIONAL, INC.

______________________________                    By:___________________________
                                                     Its:

______________________________      (corporate seal)

                                                  ------------------------------
                                                  Carol Berardi, as personal
                                                  guarantor per paragraph 49


                                                  ------------------------------
                                                   Dennis Berardi, as personal
                                                   guarantor per paragraph 49